                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K







                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    December 30, 2005
                                                        ------------------------

                     STRUCTURED ASSET SECURITIES CORPORATION
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                 (Exact name of registrant specified in Charter)


             Delaware                     333-127589             74-2440850
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          (State or other                (Commission           (IRS Employer
          jurisdiction of                File Number)        Identification No.)
          incorporation)


                745 Seventh Avenue, 7th Floor
                     New York, New York                             10019
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          (Address of principal executive offices)                Zip Code


           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 526-7000


                                    No Change
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 8.01.        Other Events.(1)

         Attached as an exhibit are certain materials (the "Computational Materials") furnished to the Registrant by Lehman Brothers Inc. (the "Underwriter") in respect of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2005-23 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus Supplement which is dated December 28, 2005, and a Prospectus dated September 26, 2005 (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (333-127589) (the "Registration Statement"). The Computational Materials are incorporated by reference in the Registration Statement.

         The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pools of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

         Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.









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(1) Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

ITEM 9.01.  Financial Statements; Pro Forma Information and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

             99.1   Computational Materials

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   STRUCTURED ASSET SECURITIES
                                   CORPORATION


                                   By /s/ Michael C. Hitzmann
                                      ------------------------
                                   Name:  Michael C. Hitzmann
                                   Title: Vice President


Date: December 30, 2005

                                  EXHIBIT INDEX

Exhibit No.                        Description                       Page No.
                                   -----------                       ---------

99.1                               Computational Materials